UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Tempus AI, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-42130	47-4903308
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 West Chicago Avenue, Suite 510 Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 976-5448

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	TEM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tempus AI, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2026. In accordance with the Company’s amended and restated certificate of incorporation, stockholders of the Company’s Class A common stock (“Class A stockholders”) have one vote per share and stockholders of the Company’s Class B common stock (“Class B stockholders”) have 30 votes per share. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026.

Proposal 1. Election of Directors.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, elected the nine directors listed below, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Eric Lefkofsky	226,135,852	8,975,172	27,440,890
Peter J. Barris	222,831,790	12,279,234	27,440,890
Eric D. Belcher	234,038,276	1,072,748	27,440,890
Jennifer A. Doudna, Ph.D.	224,783,110	10,327,914	27,440,890
David R. Epstein	224,807,690	10,303,334	27,440,890
Wayne A.I. Frederick, M.D.	233,484,795	1,626,229	27,440,890
Scott Gottlieb, M.D.	224,764,082	10,346,942	27,440,890
Theodore J. Leonsis	221,850,699	13,260,325	27,440,890
Nadja West, M.D.	224,795,291	10,315,733	27,440,890

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions
262,396,207	90,662	65,045

Proposal 3. Non-Binding Advisory Vote on the Frequency of Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, cast an advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The final voting results are as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
42,744,443	115,765	191,972,032	278,784	27,440,890

The Company’s stockholders voted three years for the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Consistent with these results, the Company’s Board of Directors determined that future stockholder advisory votes on named executive officer compensation will be held every three years until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempus AI, Inc.

Dated: May 22, 2026

	By:	/s/ James Rogers
James Rogers
Chief Financial Officer